EXHIBIT 5

PCT CHAPTER II DEMAND AND ARTICLE 34 AMENDMENTS

This exhibit consists of the attached PDF document identified below.

Description: Chapter II Demand and Article 34 Amendments for International Application No. PCT/US2025/049220

Document title: PCT Claim Amendments

Associated PDF attachment: Exhibit5_PCTClaimAmend.pdf

The complete document is provided in the accompanying PDF attachment submitted with this exhibit. This HTML file is submitted as the official EDGAR document for association with the PDF attachment.